June 2016

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, and rate base. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to successfully integrate the operations of the Integrys companies with its own operations; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2015 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 The New Look WEC  Same top management team  New growth platform  Focused on the energy and infrastructure needs of 4.4 million customers across the heartland Chicago, IL

3 Strategic Rationale Transaction Overview  WEC Energy group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  Meets or exceeds WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

4 Electric Distribution Electric Transmission 60% ownership Natural Gas Distribution Electric Generation

5 WEC Energy Group  $19 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  70,000 miles electric distribution  44,000 miles gas distribution  $17 billion of rate base (2) We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Company Statistics Service Territory (1) As of 3/31/16 (2) Actual year-end 2015

6 An “Earn and Return” Company with a Low Risk Profile Well Positioned for the Future  Diversified across four state jurisdictions and FERC  Strong financial condition  Top-tier record of producing shareholder value  Strong, experienced management Larger transmission and gas business No required equity issuances Attractive EPS growth potential Continued strong dividend growth potential

7 Well Positioned for the Future WEC Energy Group  Focused on the fundamentals:  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care

8 Well Positioned for the Future Drivers and Differentiators for Premium Growth  Power the Future - $2.8 billion of total investment  12.7 percent equity return  60 percent owner of one of the largest transmission companies in America  “Deliver the Future” capital spending over multiple years supported by a balanced regulatory climate

9 Earnings Growth Drivers Plus Additional Growth Opportunities  Outside ATC Traditional Footprint  Clean Power Plan investment $2.7 $5.7 Year-end 2015 rate base ($ billions) $12.4 $2.8 $1.8 Utilities PTF Transmission Note: Power the Future value represents investment book value Core Investment  Rate Base: $8 - $8.5 billion of projected rate base investment from 2016-2020  ATC – Traditional Footprint  $3.7 to $4.5 billion 10 year capital plan  WEC Ownership 60%  Power the Future: ROE of 12.7% on historical and new investment $17 billion

10 Well Positioned for the Future A Compelling Value Proposition  For 2016, targeting earnings per share growth of 6-8 percent  Beyond 2016, earnings per share expected to grow at 5-7 percent annually  More than 99 percent of earnings from regulated operations  Projecting dividend growth in line with earnings growth

11 A Track Record of Performance Industry Leading Total Shareholder Returns -50% 0% 50% 100% 150% 200% 250% 300% One Year Three Year Five Year Ten Year WEC S&P Utilities Index S&P Electric Index Philadelphia Utility Index Dow Jones Utilities Average Annualized returns for periods ending 12/31/15 Source: Bloomberg data assumes all dividends were reinvested and returns were compounded daily 254.8%

12 A Track Record of Performance Industry Leading Dividend Growth  In two steps, raised the dividend by 17.3 percent in 2015  Continuing to target dividend payout of 65-70% of earnings  Dividend expected to grow in line with earnings *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on new quarterly dividend of $0.4950 Annualized Dividends Per Share $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98** 2010 2011 2012 2013 2014 2015 2016

13 A Track Record of Performance Declared a Dividend Increase of 8.2% in January 2016 New quarterly dividend rate per share 45.75¢ 49.50¢ 2015 2016 8.2%

14 Line of Business View Five Year Capital Projection 2016-2020 $304 $355 $277 $277 $277 $402 $482 $434 $413 $406 $843 $1,071 $837 $858 $866 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2016 2017 2018 2019 2020 In millions  Total capital spend over the five-year period of $8 - $8.5 billion $1,549 $1,908 $1,547 $1,547 $1,548 Under evaluation

15 State View Five Year Capital Projection 2016-2020 $304 $355 $277 $277 $277 $739 $871 $805 $805 $806 $434 $586 $398 $398 $398 $72 $96 $67 $67 $67 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2016 2017 2018 2019 2020 In millions  Depreciation at the utilities expected to average $780 million annually over the five-year period $1,547 $1,549 $1,908 $1,547 $1,548 Under evaluation

16 Delivering the Future  Committed to infrastructure investment that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

17 Wisconsin Public Service Major Construction Projects System Modernization and Reliability Project  $220 million of projected investment from 2014-2018  Converting more than 1,000 miles of overhead distribution power lines to underground in northern Wisconsin  Adding distribution automation equipment on 400 miles of lines

18 Peoples Gas Major Construction Projects Accelerated Main Replacement Project  Extensive effort to modernize natural gas infrastructure in City of Chicago  Investment recovery under a monthly bill rider  Projecting $250 – $280 million average investment annually  Enabling legislation in effect from 2014 – 2023

19 We Energies Major Construction Projects Twin Falls: Building a modern powerhouse  $60-$65 million expected investment  Scheduled for completion in summer 2016

20 We Power Major Construction Projects Fuel flexibility initiative at our new Oak Creek units  $21 million projected investment for plant modifications  $58 million projected investment for storage, fuel handling  Significant reduction in fuel costs for our customers

21 EPA’s Clean Power Plan  Plan calls for Wisconsin to reduce CO2 emissions by 41%  Approximately two-thirds of the reductions must be achieved by 2022  Stay by U.S. Supreme Court introduces delay and additional uncertainty

22 Line of Business View Ten Year Capital Projection 2016-2025 $304 $355 $277 $277 $277 $277 $277 $277 $277 $277 $402 $482 $434 $413 $406 $406 $406 $396 $396 $396 $843 $1,071 $837 $858 $866 $861 $861 $839 $839 $839 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 In millions  Total capital spend over the 10-year period of approximately $15 billion Clean Power Plan Compliance? Under evaluation

23 Poised for Growth Key Takeaways for WEC Energy Group  Leading electric and natural gas utility in the Midwest  The eighth largest natural gas distribution company in the nation  Long-term earnings per share growth of 5-7% projected annually – driven by multi-year infrastructure projects  Targeting dividend growth in line with growth in earnings per share  Majority ownership of American Transmission Company brings additional transmission investment opportunity  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

25 0 20 40 60 80 100 120 AA - A A- BBB+ BBB BBB- Below Investment Grade A Track Record of Performance Strong Financial Condition Number of Issuers *Source: Standard & Poor’s Financial Services LLC (April 2016) Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

26 Well Positioned for the Future Our Portfolio of Regulated Businesses Electric Generation and Distribution 65% Gas Distribution 26% Electric Transmission 9% Based on 2015 regulated earnings

27 Paper 21% Mining/Minerals 13% Foundry (SIC 33) 11% Other Manufacturing 9% Food/Agriculture 8% Metal (SIC 34,35,37) 7% Medical 5% Office 5% Education 4% Chemical 4% Printing 3% Other 10% 37% Large C&I by Segment Wisconsin Retail Deliveries Balanced Sales Mix Large C&I 37% Residential and Farm 28% Small C&I 35% 2015 Retail Mwh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

28 Well Positioned for the Future Rate Base Investment by Jurisdiction* 71% 13% 12% 4% WI FERC IL MI/MN *Actual 2015 Rate Base

29 35.5% 16.5% 16.2% 10.6% 6.6% 1.4% 1.2% 1.2% 10.8% Wisconsin Electric Power the Future Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Composition of Rate Base Total 2015 Rate Base of $17.0 billion

30 Positioned for the Future American Transmission Company Key Assumptions  ATC rate base at year end 2015: $3.1 billion  Implies average $171 million effective annual (FERC) rate base growth for WEC from 2015 to 2017  12.2% ROE* (with true-ups); 50% equity Projected Capital Expenditures (Millions of Dollars) *Currently under FERC review $372 $565 $612 $402 $223 $339 $367 $241 $0 $100 $200 $300 $400 $500 $600 $700 2015 2016 2017 2018 ATC WEC portion 60% $3.7 – $4.5 billion projected investment from 2015 – 2024

31 Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC interest: 30%  Investment opportunities:  Potential expansion of California’s Path 15 transmission line  Zephyr Power Transmission Project  Other transmission projects throughout the U.S.

32 Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country Renewables – 483 megawatts  Wisconsin’s two largest wind farms and biomass plant Hydro – 169 megawatts *Owned nameplate capacity

33 Positioned for the Future Supporting a Clean Energy Future Over the past decade, WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less-efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

34 Reducing Emissions Environmental Performance 0% 20% 40% 60% 80% 100% 120% 140% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 SO2 (88% reduction) NOx (81% reduction) Mercury (84% reduction) P e rce n ta g e o f Re m a ini n g E m iss io n s P e rce n ta g e o f Re m a ini n g E m iss io n s

35 Reducing Emissions Environmental Performance 0% 20% 40% 60% 80% 100% 120% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 P erce n ta g e C omp a red t o 2 0 0 0 L e v el s CO2 rate - lbs/mwh 23% Reduction in Carbon Intensity

36 Balanced Regulatory Environment Rate Case Update  Wisconsin  Subject to PSCW action, which is not expected, we will not file 2017 test year base rate cases in 2016 for our Wisconsin utilities  Michigan  Michigan Gas Utilities settlement approved by commission on Dec. 11, 2015 for rates effective January 1, 2016  Minnesota  Interim rates effective January 2016* – rate case proceeding *Subject to refund

37 Rate-Making Parameters By Company Utility Equity Layer(1) Allowed ROE Wisconsin Electric 48.5% - 53.5% 10.2% WPS 49.0% - 54.0% 10.0% Wisconsin Gas 47.0% - 52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.31% 9.35% Michigan Gas Utilities 52% 9.9% 1. Represents equity layer in rates

38 Key Rate Making Components Area PGL NSG MERC MGU Wisconsin – Electric Wisconsin – Gas Michigan Gas Pipeline Replacement Rider X Bad Debt Rider X X Bad Debt Escrow Accounting WE WG Decoupling X X X Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band 1 for 1 recovery of prudent fuel costs Manufactured Gas Plant Site Clean Up Recovery X X X X N/A X X Forward-looking test years X X X X 2 years 2 years X

39 Regulatory Environment Wisconsin  Governor Scott Walker (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Michigan  Governor Rick Snyder (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Ellen Nowak Chair R 07/2011 03/2019 Mike Huebsch R 03/2015 03/2021 Phil Montgomery R 03/2011 03/2017 Michigan Commissioners Name Party Began Serving Term Ends Sally Talberg Chair I 07/2013 07/2019 Norm Saari R 08/2015 07/2021 Open

40 Regulatory Environment Illinois  Governor Bruce Rauner (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Minnesota  Governor Mark Dayton (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2019 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 Ann McCabe R 03/2012 01/2017 John Rosales D 03/2015 01/2019 Minnesota Commissioners Name Party Began Serving Term Ends Beverly Jones Heydinger Chair D 07/2012 01/2017 John Tuma R 02/2015 01/2021 Nancy Lange D 02/2013 01/2019 Dan Lipschultz R 01/2014 01/2020 Matt Schuerger R 01/2016 02/2022

41 Regulatory Environment  FERC  Presidential appointment, Senate confirmation  5-year term FERC Commissioners Name Party Began Serving Term Ends Norman Bay Chair D 08/2014 06/2018 Cheryl LaFleur D 07/2014 06/2019 Tony Clark R 06/2012 06/2016 Colette Honorable D 01/2015 06/2017 Open

42 Balanced Regulatory Environment Key Provisions in Merger Approval • Earnings cap at Wisconsin Electric and Wisconsin Gas • Joint Resource Plan for capacity needs of Wisconsin Electric and Wisconsin Public Service Wisconsin • 2-year requirement for minimum level of jobs • 2-year base rate freeze • 3-year capital commitment • Follow the recommendations of the 3rd party audit of the gas pipeline replacement program Illinois • If requested, either invest in and/or purchase power from a new power plant (which would enable retirement of the Presque Isle Plant) • Pursue the formation of a Michigan-only utility for our customers in Michigan’s Upper Peninsula Michigan • No workforce reductions beyond normal attrition for two years Minnesota • For policy issues, WEC will only vote legacy TEG ownership of 34% of ATC FERC

43 Sample Merger Driven Initiatives Category Activity Staffing levels  Achieving reductions in staff, vendors and contractors (e.g. functionalization of Wisconsin utilities) Information Technology  Consolidating IT infrastructure  Implementing enterprise-wide application investments across major functional platforms Supply Chain  Achieving savings in consolidated vendor and supplier contracts, negotiating most favorable terms Customer Care  Implementing We Care program and establishing consistent measurements of customer satisfaction across all six utilities Operations  Initiating a review of processes to drive performance improvement, standardization and cost reduction

44 Precedent Transactions Announce Date Closing Date Target Acquiror 1-Day Premium FY1 P/E FY2 P/E Transaction Value ($mm) Equity Value ($mm) Price/Book Enterprise Value/ Rate Base 2/9/16 Pending EDE AQN.CN 50%(1) 22.4x 21.1x $2,366 $1,489 1.9x 1.49x 2/9/16 Pending ITC FTS.CN 33%(1) 21.6x 20.0x $11,269 $6,889 4.1x 1.98x 2/1/2016 Pending STR D 23% 19.1x 18.9x $5,960 $4,371 3.4x 2.29x(2) 10/26/15 Pending PNY DUK 42% 29.8x 28.0x $6,700 $4,916 3.5x 2.5x 9/4/15 Pending TE EMA.CN 48%(1) 23.3x 21.5x $10,361 $6,480 2.5x 1.60x(3) 8/24/15 Pending GAS SO 38% 21.5x 20.6x $11,978 $7,926 2.0x n/a 02/25/2015 Pending UIL Iberdrola 25%(2) 21.7x 20.4x $4,674 $2,983 2.2x 1.95x 12/03/2014 Pending HE NEE 19% 21.3x 18.1x $4,300(4) $2,615(4) 1.7x(4) 1.53x(4) 10/20/2014 Pending CNL Multiple n/a(5) 20.5x 18.7x $4,700 $3,343 2.1x 1.68x 06/23/2014 06/29/2015 TEG WEC 17% 20.0x 18.5x $9,020 $5,758 1.7x 1.55x 04/30/2014 Pending POM EXC 25%(1) 22.5x 20.8x $12,193 $6,872 1.6x 1.58x 12/11/2013 08/15/2014 UNS FTS.CN 30% 18.0x 17.9x $4,282 $2,515 2.2x 1.55x 05/29/2013 12/19/2013 NVE Berkshire 20% 18.3x 17.6x $10,465 $5,592 1.6x 1.45x Average 31% 21.5x 20.2x 2.3x 1.70x Median 27% 21.5x 20.0x 2.1x 1.58x 1. Based on unaffected date. 2. Historical rate base. Includes E&P investment base. 3. Based on press releases. 4. Assumes $8/share of equity value for the American Savings Bank. Book equity value based on Hawaiian Electric Company, Inc. (regulated subsidiary) balance sheet. 5. Company disclosed engagement in strategic transaction discussions prior to announcement of transactions.

45 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Colleen Henderson Manager – Investor Relations Colleen.Henderson@wecenergygroup.com 414-221-2592